MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated August 29, 2024

to the Prospectus and Statement of Additional Information,

each dated April 29, 2024, as supplemented

For all existing and prospective shareholders of the Matthews Emerging Markets Equity Fund – Institutional Class (MIEFX) and Investor Class (MEGMX):

The Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust” or the “Funds”) has approved an additional investment strategy and two new fundamental investment policies for the Matthews Emerging Markets Equity Fund, a series of the Trust, as described below.

These changes were approved in connection with the planned reorganization (the “Reorganization”) of the Matthews Asian Growth and Income Fund, a series of the Trust (the “Target Fund”), into the Matthews Emerging Markets Equity Fund (“the Acquiring Fund”). The Acquiring Fund is expected to benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization. Matthews International Capital Management, LLC, as the investment adviser, has agreed to pay 30% of the expenses incurred in connection with the preparation and distribution of the Prospectus/Information Statement to be sent to the Target Fund’s shareholders, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared by the Target Fund and Acquiring Fund in proportion to each Fund’s net assets, subject to applicable expense limitations.

The Reorganization is expected to be completed on or about November 8, 2024. The Reorganization does not require the approval of the shareholders of the Acquiring Fund.

The Acquiring Fund’s current investment objective is to seek long-term capital appreciation; effective upon completion of the Reorganization, the Acquiring Fund will adopt, as part of its principal investment strategies, a policy to invest at least 20% of the Acquiring Fund’s net assets in income-producing securities.

In addition, the Acquiring Fund will adopt, also effective upon completion of the Reorganization, two additional fundamental investment policies in order for the Target Fund and the Acquiring Fund to have the same fundamental policies upon the completion of the Reorganization, as follows:

Except as otherwise set forth in the Statement of Additional Information and in the Prospectus, the Acquiring Fund may not:

A.

Purchase the securities of any one issuer if, immediately after such purchase, the Acquiring Fund would own more than 10% of the outstanding voting securities of such issuer. This policy shall be applied in a manner consistent with Section 5(b) of the Investment Company Act of 1940, as amended, which excludes from that 10% limitation cash, Government securities and securities of other investment companies.

B.	Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

These changes to the Acquiring Fund are not expected to have a material impact on Matthews’ management of the Acquiring Fund.

Please retain this Supplement for future reference.

ST084